FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

March 21, 2012

HORNE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50373	90-0182158
(State or other	(Commission File Number)	(IRS Employer ID Number)
jurisdiction of incorporation)

3975 University Drive, Suite 100

Fairfax, VA 22030

(Address of principal executive offices, including zip code)

(703) 641-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 16, 2013, Dallas Evans has been named to serve as Chief Executive Officer of Horne International, Inc.  Mr. Evans holds a Bachelor of Science Degree in Accounting, from the University of Maryland, College Park and a Masters of Business Administration, from American University. Mr. Evans annual and total compensation are to be determined by the audit committee, after the company returns to profitability.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2013	By:	/s/ Marla Perdue
Marla Perdue Interim Chief Financial Officer